UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8340

South Asia Portfolio
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders

South Asia Portfolio as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.1%
Security	Shares	Value
India — 93.6%
Airlines — 1.8%
Jet Airways (India) Ltd.	1,036,346	$20,874,933
		$20,874,933
Automobiles — 8.5%
Mahindra and Mahindra Ltd.	1,492,875	$26,528,984
Maruti Udyog Ltd.	1,977,310	36,143,670
Tata Motors Ltd.	2,196,022	36,148,098
		$98,820,752
Beverages — 3.6%
United Spirits Ltd.	1,315,182	$41,788,560
		$41,788,560
Chemicals — 2.3%
United Phosphorus Ltd.	3,538,180	$27,092,575
		$27,092,575
Commercial Banks — 8.9%
HDFC Bank Ltd.	1,523,889	$42,473,557
ICICI Bank Ltd.	1,890,695	44,336,887
Union Bank of India Ltd.	5,326,201	17,324,948
		$104,135,392
Construction & Engineering — 4.8%
Jaiprakash Associates Ltd.	3,073,431	$55,953,054
		$55,953,054
Construction Materials — 4.8%
Grasim Industries Ltd.	497,195	$32,199,132
Ultra Tech Cement Ltd.	1,090,214	24,142,669
		$56,341,801
Electrical Equipment — 5.3%
ABB Ltd.	657,500	$17,665,444
Bharat Heavy Electricals Ltd.	1,179,816	44,599,268
		$62,264,712

Security	Shares	Value
Household Durables — 3.7%
Sobha Developers Ltd.(1)	1,915,264	$42,659,237
		$42,659,237
Independent Power Producers & Energy Traders — 1.0%
NTPC Ltd.	3,089,355	$11,586,947
		$11,586,947
Industrial Conglomerates — 3.0%
Siemens India Ltd.	1,029,536	$35,210,621
		$35,210,621
IT Services — 11.1%
Infosys Technologies Ltd.	1,064,027	$50,328,878
Mphasis Ltd.	3,232,613	26,061,426
Tata Consultancy Services Ltd.	1,870,251	52,875,732
		$129,266,036
Media — 5.7%
Dish TV (India) Ltd.(1)	7,279,160	$19,070,318
Zee Entertainment Enterprises Ltd.	6,398,540	46,717,284
		$65,787,602
Metals & Mining — 2.7%
Sterlite Industries (India) Ltd.	2,222,300	$31,940,025
		$31,940,025
Oil, Gas & Consumable Fuels — 6.2%
Reliance Industries Ltd.	1,712,830	$71,658,245
		$71,658,245
Personal Products — 2.2%
Colgate-Palmolive (India) Ltd.	2,823,173	$25,643,553
		$25,643,553
Pharmaceuticals — 6.3%
Dr. Reddy's Laboratories Ltd.	2,229,102	$36,063,539
Sun Pharma Advanced Research Co. Ltd.(1)(2)	1,361,187	2,907,698
Sun Pharmaceutical Industries Ltd.	1,361,187	34,260,733
		$73,231,970

See notes to financial statements

South Asia Portfolio as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Road & Rail — 1.6%
Container Corporation of India Ltd.	316,100	$18,121,960
		$18,121,960
Software — 3.2%
Financial Technologies (India) Ltd.	508,365	$37,674,309
		$37,674,309
Wireless Telecommunication Services — 6.9%
Bharti Airtel Ltd.(1)	195,678	$4,016,378
Idea Cellular Ltd.(1)	8,902,434	27,213,874
Reliance Communications Ltd.(1)	3,895,680	49,416,226
		$80,646,478
Total India (identified cost $778,474,955)		$1,090,698,762
Sri Lanka — 1.5%
Industrial Conglomerates — 0.8%
John Keells Holdings Ltd.	7,319,840	$9,545,332
		$9,545,332
Wireless Telecommunication Services — 0.7%
Dialog Telekom Ltd.	38,443,680	$8,110,836
		$8,110,836
Total Sri Lanka (identified cost $18,620,903)		$17,656,168
Total Common Stocks (identified cost $797,095,858)		$1,108,354,930
Total Investments — 95.1% (identified cost $797,095,858)		$1,108,354,930
Other Assets, Less Liabilities — 4.9%		$56,753,835
Net Assets — 100.0%		$1,165,108,765

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments
Industry	Percentage of Net Assets	Value
IT Services	11.1%	$129,266,036
Commercial Banks	8.9	104,135,392
Automobiles	8.5	98,820,752
Wireless Telecommunication Services	7.6	88,757,314
Pharmaceuticals	6.3	73,231,970
Oil, Gas & Consumable Fuels	6.2	71,658,245
Media	5.7	65,787,602
Electrical Equipment	5.3	62,264,712
Construction Materials	4.8	56,341,801
Construction & Engineering	4.8	55,953,054
	69.2%	$806,216,878

See notes to financial statements

South Asia Portfolio as of June 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2007

Assets
Investments, at value (identified cost, $797,095,858)	$1,108,354,930
Cash	26,245,791
Foreign currency, at value (identified cost, $33,117,505)	33,056,877
Dividends and interest receivable	1,712,236
Receivable for foreign taxes	345,670
Tax claims receivable (Note 6)	952,361
Total assets	$1,170,667,865
Liabilities
Payable for investments purchased	$4,044,666
Payable to affiliate for investment advisory fee	674,954
Payable to affiliate for administration fee	221,902
Payable for capital gains taxes	163,883
Payable to affiliate for Trustees' fees	5,985
Accrued expenses	447,710
Total liabilities	$5,559,100
Net Assets applicable to investors' interest in Portfolio	$1,165,108,765
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$853,803,645
Net unrealized appreciation (computed on the basis of identified cost)	311,305,120
Total	$1,165,108,765

Statement of Operations

For the Six Months Ended
June 30, 2007

Investment Income
Dividends	$5,104,104
Interest	454,663
Total investment income	$5,558,767
Expenses
Investment adviser fee	$3,817,369
Administration fee	1,261,330
Trustees' fees and expenses	13,615
Custodian fee	1,040,900
Legal and accounting services	24,631
Miscellaneous	5,120
Total expenses	$6,162,965
Net investment loss	$(604,198)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $1,207,443	$65,253,841
Foreign currency transactions	1,599,714
Net realized gain	$66,853,555
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$82,565,329
Foreign currency	(181,117)
Net change in unrealized appreciation (depreciation)	$82,384,212
Net realized and unrealized gain	$149,237,767
Net increase in net assets from operations	$148,633,569

See notes to financial statements

South Asia Portfolio as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
From operations — Net investment income (loss)	$(604,198)	$487,531
Net realized gain from investment and foreign currency transactions	66,853,555	40,889,635
Net change in unrealized appreciation (depreciation) from investments and foreign currency	82,384,212	141,390,354
Net increase in net assets from operations	$148,633,569	$182,767,520
Capital transactions — Contributions	$248,431,137	$857,012,324
Withdrawals	(260,246,113)	(346,899,105)
Net increase (decrease) in net assets from capital transactions	$(11,814,976)	$510,113,219
Net increase in net assets	$136,818,593	$692,880,739
Net Assets
At beginning of period	$1,028,290,172	$335,409,433
At end of period	$1,165,108,765	$1,028,290,172

See notes to financial statements

South Asia Portfolio as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.17	%(1)	1.22%	1.37%	1.56%	1.82%	2.77%
Expenses after custodian fee reduction	1.17	%(1)	1.22%	1.37%	1.56%	1.82%	2.77%
Net investment income (loss)	(0.11	)%(1)	0.07%	(0.18)%	0.31%	(0.18)%	(0.77)%
Portfolio Turnover	29%		67%	29%	73%	87%	112%
Total Return	15.16	%(2)	37.53%	46.82%	19.07%	120.47%	1.53%
Net assets, end of period (000's omitted)	$1,165,109		$1,028,290	$335,409	$94,006	$50,040	$11,167

(1)  Annualized.

(2)  Not annualized.

See notes to financial statements

South Asia Portfolio as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2007, the Eaton Vance Greater India Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including, in the case of restricted securities, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend rate. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains.

South Asia Portfolio as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

South Asia Portfolio as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.75% per annum of the Portfolio's average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2007, the adviser fee was 0.73% of average daily net assets and amounted to $3,817,369. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee of 0.25% per annum of the average daily net assets of the Portfolio up to $500 million 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2007, the administration fee was 0.24% of average daily net assets and amounted to $1,261,330. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchase and Sales of Investments

For the six months ended June 30, 2007, purchases and sales of investments, other than short-term obligations, aggregated $290,317,507 and $295,221,192, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2007, as computed on a federal income tax basis, were as follows:

Aggregate cost	$798,586,593
Gross unrealized appreciation	$320,668,341
Gross unrealized depreciation	(10,900,004)
Net unrealized appreciation	$309,768,337

The net appreciation on foreign currency was $46,048 at June 30, 2007.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

6  India Taxes

The Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities. The Indian tax authority has conducted a review of the Portfolio's tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of June 30, 2007, the value of the tax claim receivable was $952,361 based on current exchange rates.

South Asia Portfolio as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

During the period, the registrant’s Board designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Hayes retired from the Board effective July 1, 2007. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

South Asia Portfolio

By:	/s/Hon. Robert Lloyd George
Hon. Robert Lloyd George
President

Date:	August 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/William J. Austin, Jr.
William J. Austin, Jr.
Treasurer

Date:	August 10, 2007

op

By:	/s/Hon. Robert Lloyd George
Hon. Robert Lloyd George
President

Date:	August 10, 2007